                                                                 EXHIBIT NO. 3.3

No. 109761

                                STATE OF MISSOURI

                          Certificate of Incorporation

     WHEREAS, An Association organized under the name of YELLOW REDEVELOPMENT CORPORATION has filed in the office of the Secretary of State Articles of Incorporation, in writing as provided by law and has, in all respects, complied with the requirements of The Urban Redevelopment Corporation Act of Missouri governing the formation of Private Corporations:

     NOW, THEREFORE, I, WARREN E. HEARNES, Secretary of State of the State of Missouri, in virtue and by authority of law, do hereby certify that said association has, on the date hereof, become a body corporate duly organized under the name of YELLOW REDEVELOPMENT CORPORATION and the address of its Initial Registered Office in Missouri is: 314 North Broadway, St. Louis 2, and is entitled to all the rights and privileges granted to corporations organized under The Urban Redevelopment Corporation Act of Missouri for a term of ninety-nine years, and that the amount of the Authorized Shares of said corporation is 100,000 common, @ $1.00 par value ONE HUNDRED THOUSAND DOLLARS.

                                 IN TESTIMONY WHEREOF, I hereunto set my hand
                              and affix the GREAT SEAL of the State of Missouri.
                                   Done at the City of Jefferson, this

                         22nd day of July A.D., Nineteen Hundred and Sixty-three

                                          Warren E. Hearnes

                              ARTICLES OF AGREEMENT
                                       OF
                        YELLOW REDEVELOPMENT CORPORATION

     KNOW ALL MEN BY THESE PRESENTS, That we, the undersigned, being natural persons of the age of twenty-one years or more, and being desirous of forming a corporation under the laws of Missouri, and more particularly under the provisions of the General and Business Corporation Act of 1943, and Amendments thereto, and The Urban Redevelopment Corporations Law of 1945 and amendments thereto, have entered into the following agreement:

     FIRST: The name of the corporation shall be YELLOW REDEVELOPMENT
CORPORATION.

     SECOND: The purposes for which the corporation is formed are to acquire, construct, maintain and operate a redevelopment project or redevelopment projects in accordance with The Urban Redevelopment Corporations Law of 1945, and amendments thereto. In connection therewith, the corporation shall have the following purposes and powers:

          1. To do all or any of the things herein set out, and all things incident and proper in connection therewith, and with all of the powers conferred upon corporations pursuant to the provisions of Section 351.385 of the Revised Statutes of Missouri, 1959, or any provisions amendatory thereof or supplemental thereto (except to the extent such powers are in conflict with or denied in, or the exercise thereof is prohibited by, The Urban Redevelopment Corporations Law of 1945, and amendments thereto, or by these Articles of Agreement), and with all of the powers conferred upon Urban Redevelopment Corporations by the laws of the State of Missouri, including, but not limited to, the following:

          (a) To acquire real property or interests or rights therein or appurtenances thereto, and to secure options in its own name or in the name of nominees, and to acquire real property by gift, grant, lease, purchase or otherwise.

          (b) To purchase or otherwise acquire, hold, mortgage, pledge, lease as lessor, sell, assign or otherwise convey or dispose of real and personal property necessary or appropriate to the operation of any redevelopment project of the corporation.

          (c) To borrow funds and secure the repayment thereof by mortgage, which shall contain reasonable amortization provisions and shall be a lien upon no other real property except that forming the whole or part of a single development area of this Corporation. Any mortgage on the real property in a development area of this Corporation, or any part thereof, may create a first lien, or a second or junior lien, upon such real property.

          (d) To sell and convey, mortgage, pledge, lease, and otherwise dispose of all or any part of the property and assets of the Corporation.

          (e) To acquire by the exercise of the power of eminent domain any real property in fee simple or other estate which is necessary to accomplish the purpose of Chapter 353, Revised Statutes of Missouri, of 1959, as amended; and to exercise the power of eminent domain in the manner provided for corporations in Chapter 523, Revised Statutes of Missouri, 1959, or to exercise the power of eminent domain in the manner provided by any other applicable statutory provision for the exercise of the power of eminent domain.

          (f) To accept grants or loans of money from the government of the United States or any department or agency thereof.

     THIRD: The aggregate amount of the capital stock of the corporation shall be $100,000.00, consisting solely of common stock.

     FOURTH: The aggregate number of shares which the corporation shall have authority to issue, and of which the capital shall consist, shall be 100,000 shares of common stock having a par value of One Dollar ($1.00) per share.

     FIFTH: The registered office of the corporation in the State of Missouri shall be located at 314 North Broadway, St. Louis 2, Missouri. The name of the registered agent at such address shall be C T Corporation System. The principal business office of the corporation is to be located in Kansas City, Missouri.

     SIXTH: The corporation shall have a duration of Ninety-nine (99) years.

     SEVENTH: The Board of Directors shall consist of three (3) persons, to be elected annually by the shareholders.

     EIGHTH: The names and post office addresses of the members of the Board of Directors for the first year, two of whom are residents of the State of Missouri, are:

George E. Powell, Jr.    1040 West 57th Street
                         Kansas City 13, Missouri
Donald L. McMorris       8609 Mohawk
                         Shawnee Mission, Kansas
Kenneth E. Midgley       623 West 67th Street
                         Kansas City 13, Missouri

     NINTH: The names and post office addresses of the subscribers of these Articles of Agreement, and the number of shares of common capital stock subscribed by each such subscriber, are as follows:

George E. Powell, Jr.    1040 West 57th Street      450 shares
                         Kansas City 13, Missouri
Donald L. McMorris       8609 Mohawk                25 shares
                         Shawnee Mission, Kansas
Kenneth E. Midgley       623 West 67th Street       25 shares
                         Kansas City 13, Missouri

     TENTH: In the event that income debenture certificates are issued by the corporation, the owners thereof shall have the same right to vote as they would have if possessed of certificates of stock of the amount and par value of the income debenture certificates held by them. Any income debenture certificates or bonds of the corporation may be retired as and when there shall be funds available in the treasury of the corporation from the receipt of amortization or sinking fund in installments for that purpose.

     ELEVENTH: During the continuance of the tax relief as provided for by The Urban Redevelopment Corporations Law of Missouri, interest shall not be paid by the corporation upon any bonded or other debt of the corporation in excess of six (6%) per centum per annum, and no interest on its income debentures, if any, and no dividends on its stock during any dividend year shall be paid by the corporation unless there shall exist at the time of such payment no default upon any amortization requirements with respect to its indebtedness, nor unless all accrued interest, taxes, and other public charges shall have been duly paid or reserves set up for the payment thereof and adequate reserves provided for depreciation, obsolescence, and other proper reserves.

     TWELFTH: The corporation has been organized to serve a public purpose. All real estate acquired by the corporation and all structures erected by it are to be acquired for the purpose of promoting the public health, safety, and welfare. The subscribers of these Articles of Agreement hereby agree, and no stock of the corporation shall be issued unless the subscribers thereto when they subscribe to and receive the stock thereof agree, that the net earnings of the corporation, in respect to each redevelopment project conducted by the corporation, shall be limited to an amount not to exceed eight per centum (8%) per annum of the cost to the corporation of the redevelopment project including the cost of the land, or the balances of such cost as reduced by amortization payments; PROVIDED, that the net earnings derived from any redevelopment project shall in no event exceed a sum equal to eight per centum (8%) per annum upon the entire cost thereof. Such net earnings shall be computed after deducting from gross earnings the following:

          (a)  All costs and expenses of maintenance and operation;

          (b) Amounts paid for taxes, assessments, insurance premiums and other similar charges;

          (c) An annual amount sufficient to amortize the cost of the entire project at the end of the period which shall be not more than sixty (60) years from the date of completion of the project.

Whenever so authorized by the legislative authority of any city affected by The Urban Redevelopment Corporations Law of Missouri, any surplus earnings in excess of eight per centum (8%) per annum may be held by the corporation as a reserve for maintenance of such rate of return in the future and may be used by the corporation to offset any deficiency in such rate of return which may have occurred in prior years; or may be used to accelerate the amortization payments; or for the enlargement of the project; or for reduction in rentals therein; PROVIDED, that any excess of such surplus earnings remaining at the termination of the tax relief granted pursuant to Section 353.110 of said Law shall be turned over by the corporation to the city. This Article TWELFTH shall not be subject to amendment so long as the corporation receives any tax relief from the local or state governments pursuant to The Urban Redevelopment Corporations Law of Missouri. On the date that all such tax relief shall cease, there shall no longer be any limitation on the net earnings of the corporation, and thereafter this Article TWELFTH may be amended, modified, or eliminated.

     THIRTEENTH: The corporation has been organized for the purpose of the clearance, replanning, reconstruction or rehabilitation of blighted areas, and the construction of such industrial, commercial, residential or public structures as may be appropriate, including provisions for recreational and other facilities incidental or appurtenant thereto.

     FOURTEENTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the by-laws of the corporation.

     FIFTEENTH: The number of shares to be issued before the corporation shall commence business is five hundred (500) shares of common stock having a par value of One Dollar ($1.00) per share, for which the sum of Five Hundred Dollars ($500.00) has been paid up in lawful money of the United States of America and constitutes the capital with which the corporation will commence business.

     SIXTEENTH: Each holder of common stock in the corporation shall have pre-emptive rights in all additional stock having voting rights (other than conditional or qualified voting rights) issued by the corporation, whenever issued, whether the issuance be of stock presently authorized or of stock hereafter authorized, and such rights shall be exercisable within the time specified and at a price per share to be fixed by the Board of Directors, but such price shall in no event be less than the par value of each share issued if the shares are par value shares.

     SEVENTEENTH: This corporation reserves the right to amend, modify, change or repeal any provision contained in these Articles of Agreement, in the manner and to the extent authorized by law, by a majority vote of the shareholders (and of the owners of income debenture certificates, if any), in the absence of express statutory provisions requiring a greater vote, subject, however, to the limitation contained in article TWELFTH of these Articles.

     EIGHTEENTH: This corporation shall have all powers conferred upon Urban Redevelopment Corporations under The Urban Redevelopment Corporations Law of Missouri, and shall further have all powers conferred upon corporations by the general corporation laws of the State of Missouri and more particularly by the General and Business Corporation Act of Missouri adopted by the laws of 1943 as presently or hereafter amended which are not in conflict with The Urban Redevelopment Corporations Law of Missouri, as presently or hereafter amended.

     IN WITNESS WHEREOF, we have hereunto set our hands this 16th day of July, 1963.


                                                 /s/ GEORGE E. POWELL JR.
                                                 -------------------------------
                                                     (George E. Powell, Jr.)


                                                 /s/ DONALD L. MCMORRIS
                                                 -------------------------------
                                                     (Donald L. McMorris)


                                                 /s/ KENNETH E. MIDGLEY
                                                 -------------------------------
                                                     (Kenneth E. Midgley)

STATE OF MISSOURI )
                  ) ss.
COUNTY OF JAXKSON )

     On this 16th day of July, 1963, before me, a Notary Public in and for said County and State, personally appeared GEORGE E. POWELL, JR., DONALD L. MCMORRIS and KENNETH E. MIDGLEY, to me known to be the persons described in and who executed the foregoing instrument in duplicate, and acknowledged that they executed the same in duplicate each for himself as his free act and deed.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above written.


                                                 /s/ MAXINE F. JOHNSON
                                                 -------------------------------
                                                     Notary Public

My commission expires August 28, 1965

STATE OF MISSOURI )
                  ) ss.
COUNTY OF JACKSON )

The undersigned, GEORGE E. POWELL, JR., DONALD L. MC MORRIS and KENNETH E. MIDGLEY, being all of the incorporators of YELLOW REDEVELOPMENT CORPORATION, being duly sworn, upon their oaths each did say that the statements and matters set forth in the foregoing Articles of Agreement are true.


                                                 /s/ GEORGE E. POWELL JR.
                                                 -------------------------------
                                                     (George E. Powell, Jr.)


                                                 /s/ DONALD L. MCMORRIS
                                                 -------------------------------
                                                     (Donald L. McMorris)


                                                 /s/ KENNETH E. MIDGLEY
                                                 -------------------------------
                                                     (Kenneth E. Midgley)

     Subscribed and sworn to before me this 16th day of July, 1963.


                                                 /s/ MAXINE F. JOHNSON
                                                 -------------------------------
                                                     Notary Public

My commission expires August 28, 1965.

                                STATE OF MISSOURI
                        ROY D. BLUNT, Secretary of State

                              CORPORATION DIVISION

                     Statement of Change of Business Office
                              of a Registered Agent
                      of a Foreign or Domestic Corporation
--------------------------------------------------------------------------------
                                  INSTRUCTIONS

There is a $5.00 fee for filing this statement. It must be filed in DUPLICATE for the corporation listed in the statement. All copies must be signed and notarized. The registered agent should sign in his individual name, unless the registered agent is a corporation, in which case the statement shall be executed by its president or vice president and verified by him, sealed with the corporate seal and attested by its secretary or an assistant secretary.

Make check payable to "Director of Revenue."

This form is for use by a registered agent ONLY.
--------------------------------------------------------------------------------

To: SECRETARY OF STATE
    P.O. Box 778
    Jefferson City, Missouri 65102                    Charter No. 0010976

The undersigned registered agent, for the purpose of changing its business office in Missouri as provided by the provisions of "The General and Business Corporation Act," in Missouri represents, that:

1.   The name of the corporation (in Missouri) is YELLOW REDEVELOPMENT
     CORPORATION

2.   The name of this registered agent is C T CORPORATION SYSTEM

3. The address, including street number, if any, of the PRESENT business office of the registered agent is 314 North Broadway, St. Louis, Missouri 63102.

4. The address, including street number, if any, of the business office of the registered agent is hereby CHANGED TO

                  906 Olive Street, St. Louis, Missouri 63101.

5. Notice in writing of the change has been mailed by the registered agent to the corporation named above.

6. The address of the registered office of the corporation named above and the business office of the registered agent, as changed, is identical.

     (THE FOLLOWING SHOULD BE EXECUTED ONLY IF THE REGISTERED AGENT IS A NATURAL PERSON)

     IN WITNESS WHEREOF, the undersigned registered agent has caused this report
to be executed this                    day of                   , 19        .
                    ------------------        ------------------    --------


                                          --------------------------------------
                                             Signature of Registered Agent

State of                )
         --------------
                        ) ss
County of               )
          -------------

On this            day of            , in the year 19    , before me,
        ----------        -----------                ----
                            , a Notary Public in and for state, personally
----------------------------
appeared                               known to be to be the person who executed
         -----------------------------
the within Statement of Change of Business Office and acknowledged to me that executed the same for the purposes therein stated.
---------------


(Notarial Seal)
                                          --------------------------------------
                                                    Notary Public

                                          My commission expires
                                                               -----------------

(THE FOLLOWING SHOULD BE EXECUTED ONLY IF THE REGISTERED AGENT IS A CORPORATION)

     IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its ASSISTANT VICE-PRESIDENT, attested by its
SECRETARY or ASSISTANT SECRETARY this              day of January, 1988.
                                      ------------

(Corporate Seal) C T CORPORATION SYSTEM           C T CORPORATION SYSTEM
CORPORATE SEAL                            --------------------------------------
1936                                                Name of Corporation


DELAWARE                                  By /s/ KENNETH J. UVA
If no seal, state "none".                    -----------------------------------
                                             Assistant Vice-President


Attest:


/s/
----------------------------------
Assistant Secretary

State of New York  )
                   ) ss
County of New York )

     On this 8th day of January, in the year 1988, before me Theresa Alfieri, a Notary Public in and for said state, personally appeared Kenneth J. Uva, Assistant Vice President, C T Corporation System known to me to be the person who executed the within Statement of Change of Business Office in behalf of said corporation and acknowledged to me that she executed the same for the purposes therein stated.


                                            /s/ THERESA ALFIERI
                                            ------------------------------------
                                                 Notary Public

                                            My commission expires: Dec. 31, 1989

No.00109761

                                STATE OF MISSOURI

                        ROY D. BLUNT, Secretary of State

                              CORPORATION DIVISION

                            Certificate of Amendment

WHEREAS, YELLOW REDEVELOPMENT CORPORATION a corporation organized under The General and Business Corporation Law has delivered to me a Certificate of Amendment of its Articles of Incorporation and has in all respects complied with the requirements of law governing the amendment of Articles of Incorporation under The General and Business Corporation Law.

NOW, THEREFORE, I, ROY D. BLUNT, Secretary of State of the State of Missouri, do hereby certify that I have filed said Certificate of Amendment as provided by law, and that the Articles of Incorporation of said corporation are amended in accordance therewith.

                                            IN TESTIMONY WHEREOF, I hereunto
                                            set my hand and affix the GREAT
                                            SEAL of the State of Missouri. Done
                                            at the City of Jefferson, this 24th
                                            day of July, 1991.


                                            /s/ ROY D. BLUNT
                                            ------------------------------------
                                            Secretary of State

                                                                      Fee $20.00

               STATE OF MISSOURI. . . Office of Secretary of State
                        ROY D. BLUNT, Secretary of State

                     AMENDMENT OF ARTICLES OF INCORPORATION
                         (To be submitted in duplicate)

HONORABLE ROY D. BLUNT
SECRETARY OF STATE
STATE OF MISSOURI
P.O. BOX 778
JEFFERSON CITY, MO 65102

     Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

     1. The present name of the Corporation is: Yellow Redevelopment
Corporation.

     The name under which it was originally organized was: Yellow Redevelopment Corporation.

     2. An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on July 15, 1991.

     3. Article Number 7 is amended to read as follows:

Seventh: The Board of Directors shall consist of one director, to be elected annually by the shareholders.

Article 19 is added by adding the language on the attached page after Article
18.

(If more than one article is to be amended or more space is needed attach fly sheet.)

Nineteenth: Indemnification Of Officers, Directors And Others

Section 1. Right to Indemnification

     A. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative ("proceeding"), by reason of the fact that he or she or a person for whom he or she is the legal representative is or was a director, officer or employee of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the General and Business Corporation Law of Missouri, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment) against all expenses, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith; provided, however, that with respect to any agent or employee, to the extent any such expenses, liabilities or losses are covered by insurance, other than insurance maintained by the corporation, the corporation shall be required to indemnify and hold harmless such agent or employee only to the extent that such expenses, liabilities or losses are not covered by such insurance. Such right shall be a contract right and shall include the right to be paid by the corporation expenses incurred in defending any such proceedings in advance of its final disposition; provided, however, that the payment of such expenses incurred by a director or officer of the corporation in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of such proceeding, shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should be determined ultimately that such director or officer is not entitled to be indemnified under this section or otherwise.

     B. Any person who is or was an agent of the corporation, and who would be entitled to be indemnified by the corporation under the circumstances set forth in Section 1 (a) but for the fact that such person is not or was not a director, officer or employee of the corporation, may be indemnified by the corporation (but shall not be entitled to be indemnified by the corporation) in a specific case to all or part of the extent set forth in Section 1 (a), if the Board of Directors determines that it is in the best interests of the corporation to grant such indemnity. Authorization for such indemnity and the extent thereof shall be determined by majority vote of a quorum of the Board of Directors.

Section 2. Right of Claimant to Bring Suit

     If a claim under Section 1 is not paid in full by the corporation within 90 days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall be entitled to be paid also the expenses of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the General and Business Corporation Law of Missouri for the corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General and Business Corporation Law of Missouri, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant had not met the applicable standard of conduct.

Section 3. Non-Exclusivity of Rights

     The rights conferred by Sections 1 and 2 shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

Section 4. Insurance

     The corporation may maintain insurance, at its expense, to protect itself and any such director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the General Business and Corporation Law of Missouri.

Section 5.

     For purposes of this Article, reference to "other enterprise" shall include entities of any kind, including associations, rate bureaus and conferences.

     IN WITNESS WHEREOF, the undersigned, William F. Martin, Jr., Vice-President has executed this instrument and its Assistant Secretary has affixed its corporate seal hereto and attested said seal on the 19th day of July, 1991.

           PLACE
       CORPORATE SEAL                       YELLOW REDEVELOPMENT CORPORATION
           HERE.                                    Name of Corporation
(IF NO SEAL, STATE "NONE.")

ATTEST:


/s/ D. L. HORNBECK                    By:       /s/ WILLIAM F. MARTIN, JR.
------------------------------------      --------------------------------------
Secretary or Assistant Secretary          William F. Martin, Jr., Vice President
D. L. Hornbeck, Assistant Secretary

State of Kansas   )
                  ) ss
County of Johnson )

     I, Willa G. Cline, a Notary Public, do hereby certify that on this 19th day of July, 1991, personally appeared before me William F. Martin, Jr. who, being by me first duly sworn, before me declared that he is the Vice President of Yellow Redevelopment Corporation that he signed the foregoing document as Vice President of the corporation, and that the statements therein contained are true.


                                                   /s/ WILLA G. CLINE
                                                   -----------------------------
                                                     Notary Public

                                      My commission expires 3/24/95

                STATE OF MISSOURI... Office of Secretary of State

                        ROY D. BLUNT, Secretary of State

         Statement of Change of Business Office Address by a Registered
                           Agent or Registered Office

--------------------------------------------------------------------------------
                                  INSTRUCTIONS

The filing fee for this change is $5.00.

Change most be filed in DUPLICATE.

The registered office may be, but need not be, the same as the place of business of the corporation or limited partnership, but the registered office and the business address of the agent must be the same. The corporation or limited partnership cannot act as its own registered agent. Any subsequent change in the registered office or agent must be immediately reported to the Secretary of State. Forms are available upon request

--------------------------------------------------------------------------------

                                                              Charter No. 109761

The undersigned corporation or limited partnership, organized and existing under the laws of the State of Missouri for the purpose of changing its registered agent "The General and Business Corporation Act of Missouri," or the "Missouri Uniform Limited Partnership Law," represents that:

1. The name of the corporation/ltd. partnership is: Yellow Redevelopment Corporation.

2.   The name of the registered agent before this change is: C T Corporation
     System.

3. The name of the new registered agent is: The Prentice-Hall Corporation System. Inc.

4. The address, including street number, if any, of its registered office before this change is: 906 Olive Street, St. Louis, MO 63101.

5. Its registered office (including street number, if any change is to be made) is hereby CHANGED TO:
     c/o The Prentice-Hall Corporation System. Inc.
     222 East Dunklin Street, Jefferson City, Missouri 65101

6. The address of its registered office and the address of the business office of its registered agent, as changed will be identical.

7. Such change was authorized by resolution duly adopted by the board of directors of the corporation or by the limited partnership.

IN WITNESS WHEREOF, the undersigned corporation or limited partnership has caused this report to be executed in its name by its PRESIDENT or VICE PRESIDENT of the corporation, or GENERAL PARTNER of the limited partnership, and attested to by the assistant secretary if a corporation on the 5th day of August, 1992.

                                          YELLOW REDEVELOPMENT CORPORATION
                                      Name of corporation or limited partnership

   (CORPORATE SEAL)
If no seal, state "none"


                                      By:         /s/ JERRY C. BOWLIN
                                          --------------------------------------
                                          President or Vice President of
                                          corporation of General Partner of
                                          limited partnership


Attest:


     /s/ JERRY C. BOWLIN
-----------------------------------
Secretary of Assistant Secretary

     STATE OF KANSAS   )
                       ) ss
     COUNTY OF JOHNSON )

     I, Willa G. Cline, a Notary Public, do hereby certify that on the 5th day of August, 1992, personally appeared before me Jerry C. Bowlin who declares he/she is the President or Vice President of the corporation, or a General Partner of the limited partnership, executing the foregoing document and being first duly sworn, acknowledged that he/she signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this day and year before written.


                                      /s/ WILLA G. CLINE
                                      ------------------------------------------
                                         Notary Public

                                      My commission Expires 3-24-95.

                                                               State of Missouri
                                       Rebecca McDowell Cook, Secretary of State
                                          P.O. Box 778, Jefferson City, MO 65102
                                                            Corporation Division

                     Statement Of Change Of Business Address
                           by a Registered Agent of a
             Foreign Or Domestic For Profit Or Nonprofit Corporation

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                                  Instructions

1. This form is to be used by a registered agent of a for profit or nonprofit corporation to change the address of the business office of the registered agent.
2. The filing fee for this change is $10.00. Change must be filed in DUPLICATE.
3.   P.O. Box may only be used in conjunction with a physical street address.
4.   Agent and address must be in the State of Missouri.
5. The corporation cannot act as its own registered agent. The registered agent should sign his/her individual name, unless the registered agent is a corporation, in which case the execution should be by proper officers.

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                                                              Charter No. 109761

The undersigned registered agent, for the purpose of changing its business office in Missouri, represents that:

1.   The name of the corporation is: YELLOW REDEVELOPMENT CORPORATION.

2. The name of the registered agent is: THE PRENTICE-HALL CORPORATION SYSTEM, INC.

3. The address, including street number, of the present business office of the registered agent is:

     222 East Dunklin Street, Jefferson City, MO 65101.

4. The address, including street number, of the business office of the registered gent is hereby changed to:

     221 Bolivar Street, Jefferson City, Missouri 65101.

5. Notice in writing of the change has been mailed by the registered agent to the corporation named above.

6. The address of the registered office of the corporation named above and the business office of the registered agent as changed, is identical.

In affirmation of the facts stated above, THE PRENTICE-HALL CORPORATION SYSTEM, INC.



By: /s/ John H. Pelletier                        John H. Pelletier, Asst. VP   4/5/99
    ------------------------------------------
    (Authorized Signature of Registered Agent)   (Printed Name)                (Date)

IN WITNESS WHEREOF, the undersigned corporation or limited partnership has caused this report to be executed in its name by its PRESIDENT or VICE PRESIDENT of the corporation, or GENERAL PARTNER of the limited partnership, and attested to by the assistant secretary if a corporation on the 5th day of August, 1992.

                                  YELLOW REDEVELOPMENT CORPORATION
                                  Name of corporation or limited partnership


                                  By: /s/ JERRY C. BOWLIN
                                      ------------------------------------------
                                      President or Vice President of corporation
                                                        or
                                      General Partner of limited partnership


Attest:


/s/ JERRY C. BOWLIN
----------------------------------
Secretary of Assistant Secretary

State of Kansas
                   ss
County of Johnson

     I, Willa G. Cline, a Notary Public, do hereby certify that on the 5th day of August, 1992, personally appeared before me Jerry C. Bowlin who declares he/she is the President or Vice President of the corporation, or a General Partner of the limited partnership, executing the foregoing document, and being first duly sworn, acknowledged that he/she signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                      /s/ WILLA G. CLINE
                                      ------------------------------------------
                                      Notary Public

                                      My commission expires: 3-24-95

                                                               State of Missouri
                                       Rebecca McDowell Cook, Secretary of State

                                   James C. Kirkpatrick State Information Center
                           600 W. main Street, Rm. 322, Jefferson City, MO 65101

                 STATEMENT OF CHANGE OF REGISTERED AGENT AND/OR
                                REGISTERED OFFICE
          BY A FOREIGN OR DOMESTIC FOR PROFIT OR NONPROFIT CORPORATION

--------------------------------------------------------------------------------
                                  Instructions

1. This form is to be used by either a for profit or nonprofit corporation to change either or both the name of its registered agent and/or the address of its existing registered agent.
2.   There is a $10.00 fee for filing this statement It must be in DUPLICATE.
3.   P.O. Box may only be used in conjunction with a physical street address.
4.   Agent and address must be in the State of Missouri.
5.   The corporation may not act as its own agent.

--------------------------------------------------------------------------------

                                                            Charter No. 00109761

(1)  The name of the corporation is YELLOW REDEVELOPMENT CORPORATION.

(2) The address, including street and number, of its present registered office (before change) is: 221 Bolivar Street, Jefferson City, MO 65101.

(3) The address, including street and number, of its registered office is hereby changed to: 120 South Central Avenue, Clayton, MO 63105.

(4) The name of its present registered agent (before change) is: Prentice-Hall Corporation System.

(5)  The name of the new registered agent is: C T Corporation System

     Authorized signature of new registered agent must appear below:


     ---------------------------------------------------------------------------
    (May attach separate originally executed written consent to this form in lieu of this signature)

(6) The address of its registered office and the address of the office of its registered agent, as changed, will be identical.

(7) The change was authorized by resolution duly adopted by the board of directors.

In affirmation of the facts stated above,


/s/ WILLIAM F. MARTIN, JR.                                William F. Martin, Jr.
--------------------------------------------------
(Authorized signature of office or, if applicable,                (Printed Name)
chairman of the board

Senior Vice President                                                    3/13/01
(Title)                                                           (Printed Name)